                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                   PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2001



                                 FIRSTMARK CORP.
             (Exact name of Registrant as specified in its Charter)

                                      MAINE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


       0-20806                                            01-0389195
------------------------                       -------------------------------
(Commission file number)                       (I.R.S. Employer Identification
                                                           Number)


                  2700 Via Fortuna, Suite 400,
                           Austin, Texas                 78746
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (512) 306-8222


                                    No Change
          (Former name or former address, if changed since last report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 30, 2001, the Registrant dismissed Deloitte & Touche LLP as its independent accountants. The Registrant's Board of Directors participated in and approved the decision to change independent accountants. The reports of Deloitte & Touche LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles (except for explanatory paragraphs with respect to a going concern uncertainty).

         In connection with its audits for the Registrant's two most recent fiscal years and through November 30, 2001, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference thereto in their reports on the Registrant's financial statements for such years and/or interim periods. The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement. A copy of such letter will be filed by amendment to this Form 8-K.

          On December 6, 2001, the Registrant engaged Ernst & Young LLP as its new independent accountants. During the Registrant's two most recent fiscal years and through December 6, 2001, no consultations have occurred between the Registrant and Ernst & Young LLP which concerned the subject matter of a disagreement with Deloitte & Touche LLP. As of December 6, 2001, Ernst & Young LLP has not rendered any written or oral advice to the Registrant on the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.



(16)     Letter Regarding Change in Certifying Accountant

16.1     Letter from Deloitte & Touche LLP*

--------------
* To be filed by amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7, 2001                        FIRSTMARK CORP.


                                        By: /s/ KURT J. RECHNER
                                           ------------------------------------
                                           Kurt J. Rechner
                                           Chief Financial Officer and Treasurer